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                                                                   EXHIBIT 10.34

                       AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

                 This AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of November 26, 1996 and made by and between Congress Financial Corporation (Central) ("Lender") and Titanium Metals Corporation ("Borrower").

                                R E C I T A L S:

                 WHEREAS, Lender and Borrower are parties to that certain Amended and Restated Loan and Security Agreement, dated as of March 24, 1995 (as amended as of September 29, 1995, February 15, 1996, May 31, 1996 and October 1, 1996, the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement as amended hereby);

                 WHEREAS, Borrower desires to issue 6-5/8% Convertible Junior Subordinated Debentures due 2026 in an aggregate principal amount not to exceed $207,474,300 pursuant to that certain Indenture, dated as of November 20, 1996, by and between Borrower, as issuer, and The Chase Manhattan Bank, as trustee (the "Debt Offering"); and

                 WHEREAS, Borrower and Lender desire to amend the Loan Agreement to allow Borrower to accomplish the Debt Offering upon the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.       Amendment. Immediately upon the satisfaction of






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each of the conditions precedent set forth in Section 2 of this Amendment, the
Loan Agreement is hereby amended as follows:

            (a) Section 9.9. Section 9.9 of the Loan Agreement is hereby amended as follows:

                          i) Section 9.9 of the Loan Agreement is hereby amended by deleting the word "and" that immediately follows Section 9.9(e) and adding the following new Sections 9.9(g) and 9.9(h) immediately after Section 9.9(f) and before the words "; provided that":

                                        ", (g) indebtedness evidenced by
                                         Borrower's 6-5/8% Convertible Junior
                                         Subordinated Debentures (the
                                         "Subordinated Debentures") due 2026 in
                                         an aggregate principal amount not to
                                         exceed $207,474,300, issued pursuant
                                         to that certain Indenture, dated as of
                                         November 20, 1996, by and between
                                         Borrower, as issuer, and The Chase
                                         Manhattan Bank, as trustee (the
                                         "Indenture"), the payment of which
                                         such Subordinated Debentures is
                                         subordinated in all respects to the
                                         prior payment in full in cash of the
                                         Obligations and (h) obligations under
                                         that certain Convertible Preferred
                                         Securities Guarantee Agreement, dated
                                         as of November 20, 1996, by Borrower
                                         and The Chase Manhattan Bank with
                                         respect to those certain 6-5/8%
                                         Convertible Preferred Securities,
                                         Beneficial Unsecured Convertible
                                         Securities (BUCS) in accordance with
                                         the terms of the Indenture (as in
                                         effect on November 26, 1996)";

                          ii) Subsection (v) of the proviso of Section 9.9 of the Loan Agreement is hereby amended by deleting the "(e)" that appears therein and





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                                  replacing it with "(h)"; and

                          iii) Subsection (vi) of the proviso of Section 9.9 of the Loan Agreement is hereby amended by deleting the phrase "and (e)" that appears therein and replacing it with the phrase ",
                                  (e), (f), (g) and (h)".

            (b) Section 9.10. Section 9.10(o) of the Loan Agreement and the word "and" immediately preceding it are hereby deleted in their entirety and replaced with the following Sections 9.10(o) and (p):

                 "; (o) creation of TIMET Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), pursuant to the terms of that certain Amended and Restated Declaration of Trust of TIMET Capital Trust I, dated as of November 20, 1996, by and among The Chase Manhattan Bank, as property trustee, Joseph S. Compofelice, Robert E. Musgraves and Mark A. Wallace, as regular trustees, and Chase Manhattan Bank (Delaware), as Delaware trustee, and Borrower, as trust sponsor, and investments in the Trust contemplated by the Indenture (as in effect on November 26, 1996); and (p) additional investments after October 1, 1996 that do not exceed $5,000,000 in the aggregate (including, without limitation, guarantees of debt in excess of $1,300,000 of Tisto to one or more of Tisto's existing shareholders).";

Section 2. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:





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                 2.1  Documents.

                      (a) Amendment.  Lender shall have received a duly
                 executed counterpart of this Amendment from Borrower.

                      (b) Consent from Guarantors.  Lender shall have received
                 a duly executed counterpart to a consent to this Amendment from each of Titanium Hearth Technologies, Inc., a Delaware corporation, TIMET Castings Corporation, an Oregon corporation, and TIMET Hearth Melting Corporation, a Colorado corporation.

      2.3. Consents, Licenses, Approval, etc. All consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of this Amendment or the Loan Agreement, as amended by this Amendment, or the validity or enforceability thereof, or in connection with any of the transactions effected pursuant to this Amendment or the Loan Agreement, as amended by this Amendment, shall be in full force and effect.

(a)

      2.4. No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the reasonable judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the execution, delivery or performance by the Borrower of this Amendment or the Loan Agreement, as amended by this Amendment.

Section 3. Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this Amendment, that:

          3.1. No Default; etc. No Event of Default and no event or condition which, merely with notice or the passage of





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time or both, would constitute an Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.

          3.2. Corporate Power and Authority: Authorization. Borrower has the corporate power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Loan Agreement, as amended by this Amendment, and the execution and delivery by Borrower of the Loan Agreement, as amended by this Amendment, and the performance by Borrower of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action by Borrower.

          3.3. Execution and Delivery. Borrower has duly executed and delivered this Amendment.

          3.4   Enforceability.  This Amendment and the Loan Agreement, as

amended by this Amendment, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

          3.5. Representations and Warranties. All of the representations and warranties contained in the Loan Agreement and in the Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment, the transactions contemplated hereby. The parties hereto acknowledge that Section 12 of the Information Certificate has not been revised in connection with this Amendment to reflect changes that have occurred after May 31, 1996.

Section 4.  Miscellaneous.





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          4.1  Effect; Ratification.  The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement or (ii) prejudice any right or rights that Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

          4.2 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

          4.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                            [SIGNATURE PAGE FOLLOWS]





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.


                            CONGRESS FINANCIAL CORPORATION (CENTRAL)

                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------


                            TITANIUM METALS CORPORATION

                                     By:
                                        ---------------------------------
                                     Title:
                                           ------------------------------